Exhibit 31.4
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
Pursuant to Rule 13a-14(a) adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
I, Micah Young, certify that:
1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Masimo Corporation; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: April 29, 2024	/s/ MICAH YOUNG
Micah Young
Executive Vice President, Chief Financial Officer
(Principal Financial Officer)